PHSB Financial Corporation       Contact: James P. Wetzel, Jr.
Beaver Falls, Pennsylvania                President and Chief  Executive Officer
                                          Richard E. Canonge
                                          Chief Financial Officer
                                          (724) 846-7300


                                 FOR IMMEDIATE RELEASE
                                 January 21, 2004



                           PHSB FINANCIAL CORPORATION
                  ANNOUNCES DECEMBER 31, 2003 OPERATING RESULTS

Beaver Falls, Pennsylvania (Nasdaq National Market - "PHSB") PHSB Financial Corporation (the "Company"), announced today operating results for the year ended December 31, 2003. Net income for the year ended December 31, 2003 was $2,723,000, or $1.01 basic and $.98 diluted earnings per share, compared to $2,625,000 or $.87 basic and $.85 diluted earnings per share for the year ended December 31, 2002.

         Total assets at December 31, 2003 of $340.0 million represented a decrease of $5.5 million or 1.6% from December 31, 2002. This decrease was primarily due to a decrease in loans of $12.1 million, partially offset by a $7.4 million increase in investment and mortgage-backed securities.

         The Company's wholly owned subsidiary, Peoples Home Savings Bank, operates through its administrative office and ten full service offices in Beaver and Lawrence Counties, Pennsylvania.

         Statements contained in this news release, which are not historical facts, are forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties which could cause actual results to differ materially from those currently anticipated due to a number of factors, which include, but are not limited to, factors discussed in documents filed by the Company with the Securities and Exchange Commission from time to time.

                           PHSB FINANCIAL CORPORATION
                     CONSOLIDATED BALANCE SHEET (UNAUDITED)

                                                              December 31,     December 31,
                                                                  2003             2002
                                                             -------------    -------------
ASSETS
Cash and amounts due from other institutions                 $   6,795,068    $   6,938,217
Interest-bearing deposits with other institutions                  753,727        1,283,752
                                                             -------------    -------------
Cash and cash equivalents                                        7,548,795        8,221,969
Investment securities:
      Available for sale                                        28,718,832       27,233,227
      Held to maturity (market value $ 8,203,053
         and $19,611,078)                                        7,952,211       19,274,753
Mortgage - backed securities:
      Available for sale                                        75,910,915       44,137,225
      Held to maturity (market value $ 56,194,217
         and $71,826,914)                                       55,843,363       70,346,358
Loans (net of allowance for loan losses of $1,647,886
      and $1,683,596)                                          153,584,123      165,668,214
Accrued interest receivable                                      1,573,295        1,998,773
Premises and equipment                                           4,227,498        4,604,005
Federal Home Loan Bank stock                                     3,606,600        3,620,300
Other assets                                                     1,003,979          431,881
                                                             -------------    -------------

            TOTAL ASSETS                                     $ 339,969,611    $ 345,536,705
                                                             =============    =============

LIABILITIES AND STOCKHOLDERS' EQUITY
Deposits                                                     $ 231,519,432    $ 232,366,672
Advances from Federal Home Loan Bank                            58,880,000       61,007,800
Accrued interest payable and other liabilities                   2,920,291        2,802,061
                                                             -------------    -------------

            Total liabilities                                  293,319,723      296,176,533
                                                             -------------    -------------

Preferred stock, 20,000,000 shares authorized, none issued               -                -
Common stock, $.10 par value 80,000,000 shares authorized,
      3,519,711 and 3,497,109  shares issued                       351,971          349,711
Additional paid in capital                                      32,750,510       32,329,518
Retained earnings - substantially restricted                    23,857,117       23,571,132
Accumulated other comprehensive income                           1,540,849        2,197,377
Unallocated ESOP shares (190,751 and 214,595 shares)            (2,023,187)      (2,276,111)
Unallocated RSP shares (33,440 shares)                            (518,654)               -
Treasury stock, at cost (616,358 and 471,357 shares)            (9,308,718)      (6,811,455)
                                                             -------------    -------------

            Total stockholders' equity                          46,649,888       49,360,172
                                                             -------------    -------------

            TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY       $ 339,969,611    $ 345,536,705
                                                             =============    =============


                                                               December 31,    December 31,
                                                                  2003             2002
                                                             --------------   -------------
      Other Financial Condition Data:
            Stockholders equity to total assets                      13.72%           14.29%
            Book value per share                                     16.07            16.31
            Non-performing assets                            $     409,351    $     443,452
            Non-performing loans to total loans                       0.27%            0.27%


                           PHSB FINANCIAL CORPORATION
                  CONSOLIDATED STATEMENT OF INCOME (UNAUDITED)


                                                          Three Months Ended December 31,   Year Ended December 31,
                                                                2003           2002           2003           2002
                                                            -----------    -----------    -----------    -----------
INTEREST AND DIVIDEND INCOME
      Loans:
          Taxable                                           $ 2,306,541    $ 2,645,061    $ 9,788,932    $10,520,699
          Exempt from federal income tax                        231,791        317,877      1,046,888        816,618
      Investment securities:
          Taxable                                               204,414        345,532        861,030      1,580,707
          Exempt from federal income tax                         94,944        177,158        561,851        972,567
      Mortgage - backed securities                            1,398,260      1,399,048      5,278,467      5,802,854
      Interest - bearing deposits with other institutions        11,802         20,847         47,892        162,267
                                                            -----------    -----------    -----------    -----------
               Total interest and dividend income             4,247,752      4,905,523     17,585,060     19,855,712
                                                            -----------    -----------    -----------    -----------

INTEREST EXPENSE
      Deposits                                                1,308,894      1,707,234      5,793,852      6,700,653
      Advances from Federal Home Loan Bank                      751,400        782,076      2,949,286      3,098,728
                                                            -----------    -----------    -----------    -----------
               Total interest expense                         2,060,294      2,489,310      8,743,138      9,799,381
                                                            -----------    -----------    -----------    -----------

               Net interest income                            2,187,458      2,416,213      8,841,922     10,056,331

PROVISION FOR LOAN LOSSES                                       120,000        180,000        620,000        735,000
                                                            -----------    -----------    -----------    -----------

NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES           2,067,458      2,236,213      8,221,922      9,321,331
                                                            -----------    -----------    -----------    -----------

NONINTEREST INCOME
      Service charges on deposit accounts                       188,053        174,390        717,957        639,283
      Investment securities gains, net                          594,611         19,889      1,605,389        168,027
      Rental income, net                                         25,650         25,500        103,050         92,483
      Other income                                               71,297         75,965        280,978        270,361
                                                            -----------    -----------    -----------    -----------
               Total noninterest income                         879,611        295,744      2,707,374      1,170,154
                                                            -----------    -----------    -----------    -----------

NONINTEREST EXPENSE
      Compensation and employee benefits                      1,107,991      1,144,881      4,263,367      3,967,772
      Occupancy and equipment costs                             277,264        334,727      1,247,362      1,380,076
      Data processing costs                                      50,711         49,432        195,428        198,566
      Other expenses                                            386,106        473,098      1,617,073      1,630,165
                                                            -----------    -----------    -----------    -----------
               Total noninterest expense                      1,822,072      2,002,138      7,323,230      7,176,579
                                                            -----------    -----------    -----------    -----------

Income before income taxes                                    1,124,997        529,819      3,606,066      3,314,906
Income taxes                                                    307,268         35,966        883,211        689,731
                                                            -----------    -----------    -----------    -----------

               NET INCOME                                   $   817,729    $   493,853    $ 2,722,855    $ 2,625,175
                                                            ===========    ===========    ===========    ===========

Earnings Per Share
      Basic                                                 $      0.31    $      0.18    $      1.01    $      0.87
      Diluted                                               $      0.29    $      0.17    $      0.98    $      0.85

Weighted average number of shares outstanding
      Basic                                                   2,674,790      2,811,725      2,691,995      3,025,935
      Diluted                                                 2,778,993      2,868,744      2,783,124      3,077,242

Financial ratios (annualized)
      Return on average assets                                     0.96%          0.57%          0.80%          0.78%
      Return on average equity                                     7.04%          4.03%          5.78%          5.15%
      Net interest margin                                          2.77%          3.00%          2.70%          3.11%